EXTENSION OF ASSIGNMENT OF NOTE AGREEMENT

THIS Extension (the “Extension”) of Assignment of Note Agreement (hereinafter referred to as the “Agreement”), which was signed on or about April 21, 2011, is effective as of May 6, 2011 (the “Effective Date”), by and between Xalted Holding Corporation, a Delaware corporation (the “Company”), Kranem Corporation, a Colorado corporation (the “Assignee”), Imprenord, ME (“Imprenord”), Empire Capital Partners, L.P. (“Empire”) and Peter Richards (“Mr. Richards,” together with Imprenord and Empire, the “Assignors” and individually an “Assignor”). The Company, the Assignee and the Assignors are sometimes hereinafter referred to collectively as the “Parties” and individually as a “Party.” Words not defined herein shall have the same as set forth in the Assignment

WHEREAS, the Parties signed the Agreement on or about April 21, 2011;

WHEREAS, the Parties desire to extend the effective date of the Agreement from May 6, 2011 until the SEA is effective;

NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

1. The Parties agree to extend the Effective Date of the Agreement from May 6, 2011 until the SEA is effective.

2. The Parties agree and acknowledge that all other provisions of the Agreement shall remain in efftec.

3. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

4. The Parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

5. This Agreement shall be binding upon the transferee, successors, assigns and legal representatives of the Parties hereto.

6. This Agreement may be signed by facsimile and executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as the Effective Date.

THE COMPANY:	THE ASSIGNEE:

By: /s/ Ajay Batheja	By: /s/ Ajay Batheja
Name: Ajay Batheja	Name: Ajay Batheja
Date Signed: ____________	Date Signed: ___________

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IMPRENORD:	EMPIRE:

Signature: /s/ Jeetendra Chauhan	Signature: /s/ Peter J. Richards
Name: Jeetendra Chauhan	Name: Peter J. Richards
Title: Treasurer	Title: Managing Partner
Date Signed: July 18, 2011	Date Signed: July 14, 2011

MR. RICHARDS

Signature: /s/ Peter J. Richards
Name: Peter J. Richards
Date Signed: July 14, 2011

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